UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 28, 2012

REGENCY RESOURCES, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-53611	98-0515726
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 Glouchester Ave., Flat 5, Camden Town, London, England	NW1 7AU
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 011-44-207-267-2160

Former name or Former Address, if Changed Since Last Report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 -	OTHER EVENTS

Item 8.01	Other Events.

On March 28, 2012, Regency Resources, Inc., a Nevada corporation (the “Company”), filed a Current Report on Form 8-K with the Securities and Exchange Commission regarding the Company’s entrance into a letter of intent with Digitally Distributed Acquisition Corp., a Delaware corporation (“DDAC”) on March 22, 2012 (the “8-K Report”). The 8-K Report was filed in error and should be disregarded as there is no agreement or letter of intent in effect between the Company and DDAC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGENCY RESOURCES, INC.
a Nevada Corporation

Dated: March 29, 2012	/s/ Jane C. H. Brooke
Jane C. H. Brooke, President